SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of
                     the Securities Exchange Act of 1934

                     ____________________________________


       Date of Report (Date of earliest event reported):  July 21, 1994



                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of Registrant as specified in charter)



                               Delaware
                         (State or other jurisdiction
                              of incorporation)



       0-13295                                      37-1105865
(Commission File Number)                       (IRS Employer I.D. No.)



3322 West End Avenue, Nashville, TN                    37203-1071
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:      (615)386-5800


                   Page 1 of    Sequentially Numbered Pages

                Exhibit Index on Sequentially Numbered Page 4
Item 5.
 Other Events

         In connection with its medium-term note program, the Company executed a Distribution Agreement, dated July 21, 1994, with Goldman, Sachs & Co., Lehman Brothers Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, providing for the sale from time to time of up to $1,000,000,000 aggregate principal amount of its Medium-Term Notes, Series E (the "Notes") through one or more of such firms as agents. The Notes are to be issued under an Indenture dated as of April 15, 1985, as supplemented by the First, Second, Third and Fourth Supplemental Indentures, each between the Company and Morgan Trust Company of New York, as Trustee.


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

                (c)   Exhibits

                Exhibit
                Number                   Description

                 1.      Distribution Agreement dated July 21, 1994





























                                    Page 2

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CATERPILLAR FINANCIAL SERVICES CORPORATION



                            By      /s/ Frank C. Carder
                                          Frank C. Carder
                                             Treasurer



DATE:  July 21, 1994
































                                    Page 3
8-kjul.94

                                EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                     Numbered
Number                   Description                          Page


 1.       Distribution Agreement Dated July 21, 1994            5











































                                    Page 4